                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                       Boston Restaurant Associates, Inc.
   ---------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

   ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)    Title of each class of securities to which transaction applies:
         ----------------------------------------------------------------------

         2)    Aggregate number of securities to which transaction applies:
         ----------------------------------------------------------------------

         3)    Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ----------------------------------------------------------------------

         4)    Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------------------

         5)    Total fee paid:
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[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:
         ----------------------------------------------------------------------

         2)    Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------------------

         3)    Filing Party:
         ----------------------------------------------------------------------

         4)    Date Filed:

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                       BOSTON RESTAURANT ASSOCIATES, INC.
                        TO BE HELD ON SEPTEMBER 20, 2002

                                 ---------------

         The Annual Meeting of Stockholders of Boston Restaurant Associates, Inc., a Delaware corporation (the "Company"), will be held on Friday, September 20, 2002 at 10:00 a.m., Eastern Daylight Savings Time, at the offices of Brown Rudnick Berlack & Israels LLP, 18th Floor, One Financial Center, Boston, Massachusetts 02111, for the following purposes:

         1. To elect six directors to serve for the ensuing year and until their successors are duly elected and qualified.

         2. To consider and act upon a proposal to ratify the appointment of BDO Seidman, LLP as auditors for fiscal year 2003.

         3. To consider and act upon a proposal to approve the 2002 Combination Stock Option and Share Award Plan.

         4. To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjourned session thereof.

         The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on August 1, 2002 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting and any continuation or adjournment thereof. Any stockholder attending the meeting may vote in person even if he or she previously returned a proxy.

                                       By Order of the Board of Directors

                                       GORDON R. PENMAN, Secretary
Boston, Massachusetts
August 12, 2002
                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                       BOSTON RESTAURANT ASSOCIATES, INC.

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 20, 2002

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Boston Restaurant Associates, Inc., a Delaware corporation with its principal executive offices at 999 Broadway, Saugus, Massachusetts 01906 (the "Company"), for use at the Annual Meeting of Stockholders to be held on Friday, September 20, 2002 at 10:00 a.m., local time, or at any continuation or adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the offices of Brown Rudnick Berlack & Israels LLP, 18th Floor, One Financial Center, Boston, Massachusetts 02111. Proxies are being solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. Certain of the directors, officers and employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of the securities held by them. It is expected that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about August 12, 2002.

         Only stockholders of record at the close of business on August 1, 2002 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 7,035,170 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company. Each such stockholder is entitled to one vote for each share of Common Stock held on that date and may vote such shares either in person or by proxy.

         The enclosed proxy card, if executed and returned, will be voted as directed on the proxy card or, in the absence of such direction, for the election of the nominees as directors and in favor of Proposals No. 2 and No. 3. The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, the persons named on the enclosed proxy card will vote the shares represented thereby on such matters in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         At the Meeting, six directors are to be elected to serve until the 2003 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The persons listed in the table below have been nominated by the Board of Directors for election as directors.

         All of the nominees are currently serving as directors of the Company. In the unanticipated event that any nominee should be unable or declines to stand for election at the Meeting, the proxies will be voted for such substitute nominees, if any, as the present Board of Directors may designate. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

         The following table sets forth certain information with respect to the nominees.

                                                              Director
Name                       Age    Position                     Since
----                       ---    --------                     -----
George R. Chapdelaine      57      Chief Executive Officer,     1994
                                   President and Director

Hugh Devine(1)             54      Director                     2000

Robert Karam(1)(2)         57      Director                     2001

Roger Lipton(2)            61      Director                     1996

John P. Polcari, Jr.       71      Director                     1994

Lucille Salhany            55      Director                     1996

-------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

BOARD OF DIRECTOR'S NOMINEES

         Mr. Chapdelaine was elected President, Chief Executive Officer and a director of the Company in April 1994. Mr. Chapdelaine served as President, Chief Executive Officer and a director of Pizzeria Regina, Inc., a predecessor of the Company, from 1982 until it was acquired by the Company in April 1994. Prior to 1982, Mr. Chapdelaine worked in the food service industry in various capacities, including as an independent marketing consultant, a general manager of the Food Service division for H.P. Hood, Inc. and a sales manager for Chiquita Brands, a subsidiary of United Brands. Mr. Chapdelaine holds an MBA from Clark University and graduated with a B.S. in Hotel and Restaurant Management from Oklahoma State University. He currently serves on the Board of the Massachusetts Restaurant Association.

         Mr. Devine has been the President of Devine & Pearson Advertising, Inc. since 1976, an advertising and communications agency with 26 years experience marketing to the food service industry. Mr. Devine is nationally recognized for identifying marketing opportunities for clients, both food service operators and manufacturers of food, beverages, equipment and supplies. He serves on the boards of directors of the YMCA, American Association of Advertising Agencies and Advertising Club of Greater Boston.

         Mr. Karam has been the President of Karam Financial Group since 1987. In addition, he is a co-owner of SNE Broadcasting, Bristol County Broadcasting and O'Jornal, LLC. He is currently Chairman of the Board of Trustees of Commonwealth Protection Assurance Corp. (CPAC), and a Director of UMass Memorial Health Care System, Worcester, MA.

         Mr. Lipton has been President of Lipton Financial, Inc. and Managing Director of Axiom Capital Management, Inc., a money management firm specializing in the restaurant, franchising and retailing industries, and a NASD broker/dealer, since February 1995. From 1981 until February 1995 he was Managing Director of Ladenburg, Thalmann & Co., Inc.

         Mr. Polcari was a founder of Pizzeria Regina, Inc. and employed by the Company and its predecessor in various capacities from its inception. He is a recipient of the National Restaurant Association's state restaurateur of the year award for the Commonwealth of Massachusetts. Mr. Polcari is the spouse of Ms. Salhany.

         Ms. Salhany is currently a media consultant and President of JHMedia, Inc. She served as the CEO, Co-President and a director of Lifef/x, Inc., a publicly traded software company, from December 1999 until 2002. In March 2002, she resigned as CEO and Co-President of Lifef/x. In May 2002 Lifef/x filed a voluntary petition in bankruptcy under the Federal Bankruptcy Code, and in June 2002 Ms. Salhany resigned as a director of Lifef/x. Ms. Salhany was President of JH Media, Ltd., an advisory company with offices in Boston and Los Angeles from 1997 until December 1999. From 1994 through 1997, Ms Salhany was the President and Chief Executive Officer of the United Paramount Network. She serves on the boards of directors of Hewlett Packard Corporation and American Media. Ms. Salhany is the spouse of Mr. Polcari.

         The term of office of each director of the Company ends at the next annual meeting of the Company's stockholders or when his or her successor is duly elected and qualified.

MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors held six meetings during the fiscal year ended April 28, 2002. The Board of Directors also acted by unanimous written consent in lieu of a special meeting on two occasions. Each current director attended at least 75% of the meetings of the Board of Directors and of committees of which he or she was a member held during such director's term last fiscal year.

         The Board of Directors has an Audit Committee, which is currently composed of Mr. Devine and Mr. Karam. Both Mr. Devine and Mr. Karam are considered independent under the requirements of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act"). Under the Sarbanes-Oxley Act, the Audit Committee will now have direct responsibility for appointment, compensation and oversight of the work of the independent auditors and insuring their independence. The Audit Committee held four meetings during the fiscal year ended April 28, 2002.

         The Board of Directors has a Compensation Committee, currently composed of Mr. Lipton and Mr. Karam. The functions of the Compensation Committee include determining salaries, incentive plans, benefits and overall compensation. The Compensation Committee held one meeting during the fiscal year ended April 28, 2002. The Board of Directors does not have a nominating committee. Nominations of directors are considered by the whole Board of Directors.

COMPENSATION OF DIRECTORS

         Directors of the Company do not receive cash compensation for their services as directors. The Company provides health insurance benefits or the cash equivalent to its directors and reimburses them for their out-of-pocket expenses in attending board meetings. In addition, directors are eligible for the grant of stock options under the 1994 Directors Stock Option Plan, as amended (the "1994 Director Plan"). Each director received options to purchase 20,000 shares of common stock in fiscal 2002 under the 1994 Director Plan. The Company also enters into indemnification agreements with each of its directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of July 22, 2002 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Named Executive Officers listed in the Summary Compensation Table below, and (iv) all current executive officers and directors of the Company, as a group. Except where otherwise indicated, this information is based upon information provided to the Company by the named person. Unless otherwise indicated below, to the knowledge of the Company all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent shared with spouses under applicable law.

                                              Number of Shares      Percentage of
Name and Address                              Beneficially Owned    Outstanding Shares
----------------                              ------------------    ------------------
George R. Chapdelaine(1)                             854,563               11.2%
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906

Hugh Devine(2)                                        50,000                  *

Robert Karam(3)                                       20,000                  *

Roger Lipton(3)                                    1,551,090               22.0%
983 Park Avenue
New York, NY  10028

John P. Polcari, Jr.(4)(5)                           805,419               11.1%
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906

Lucille Salhany(3)(4)                                156,399                2.2%

Anthony Buccieri(8)                                   69,000                  *

Fran V. Ross(8)                                       88,801                1.3%



Dolphin Management, Inc.(6)                          795,438               11.3%
129 East 17th Street
New York, NY  10003

Jordan American Holdings, Inc.(7)                  1,150,765               16.4%
1875 Ski Time Square Dr., Suite 1
Steamboat, Springs, CO  80487-9015

All directors and executive officers
as a group(9)                                      3,595,272               45.2%

-------------
*Less than one percent

(1) Includes 124,173 shares issuable pursuant to currently exercisable stock options.

(2) Includes 50,000 shares issuable pursuant to currently exercisable stock options.

(3) Includes 20,000 shares issuable pursuant to currently exercisable stock options.

(4) Includes 123,658 shares issued to Lucille Salhany and Mr. Polcari jointly with rights of survivorship and 12,741 shares held by Ms. Salhany for the benefit of certain family members.

(5) Includes 74,173 shares issuable pursuant to currently exercisable stock options.

(6) Based upon information contained in a Schedule 13D as filed with the Securities and Exchange Commission on February 14, 1995.

(7) Based upon information contained in a Schedule 13G as filed with the Securities and Exchange Commission on February 14, 1995. Includes 500,000 shares issuable pursuant to currently exercisable warrants.

(8) Includes 63,900 shares issuable pursuant to currently exercisable stock options.

(9) Includes 479,646 shares issuable pursuant to currently exercisable stock options.

MANAGEMENT

         The names of the Company's executive officers who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

         Anthony A. Buccieri, 48, was appointed Vice President of Operations in April 1994. Mr. Buccieri joined a predecessor of the Company in 1974 and has served in various capacities since that date, including as operations supervisor, assisting in the opening of all Pizzeria Regina restaurants since 1983. Fran Ross, 54, was appointed the Company's Vice President in February 1995 and Chief Financial Officer in October 1995.

EXECUTIVE COMPENSATION
         The following Summary Compensation Table sets forth the compensation during the last three fiscal years of the Chief Executive Officer of the Company, and officers of the Company whose annual salary and bonus exceeded $100,000 for services in all capacities to the Company during the three fiscal years ended April 28, 2002 ("fiscal 2002") and who were serving as executive officers (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                          Annual Compensation                  Long-Term Compensation
                                     -------------------------------     -----------------------------------
                                                                                 Awards           Payouts
                                                                         ---------------------- ------------
                                                              Other      Restricted  Securities
Name                                                          Annual        Stock    Under-Lying    LTIP       All other
and Principal             Fiscal       Salary      Bonus   Compensation    Awards      Options    Payouts    Compensation
Position                Year Ended       ($)        ($)        ($)          ($)          (#)         ($)          ($)
--------                ----------     ------      -----   ------------  ----------  -----------  -------    ------------

George R. Chapdelaine    4/28/2002    205,000      61,000                               20,000
President and CEO        4/29/2001    195,000           0
                         4/30/2000    185,000      19,000

Anthony Buccieri         4/28/2002    117,000      35,000
Vice President           4/29/2001    111,000           0
Operations               4/30/2000    108,000      19,000

Fran V. Ross             4/28/2002    114,000      34,000
Vice President           4/29/2001    109,000           0
Administration           4/30/2000    106,000      19,000
and Chief Financial
Officer


EMPLOYMENT CONTRACT

         The Company and Mr. Chapdelaine, the Chief Executive Officer and President of the Company, entered into a one year employment agreement dated July 1, 1999, which automatically renews annually unless terminated by either party. Mr. Chapdelaine was also provided with an automobile plus the cost of annual insurance and with such other employee benefits as were generally available to employees or officers of the Company.

         Under the terms of the employment agreement, if Mr. Chapdelaine's employment with the Company is terminated by the Company upon 30 days notice without cause, or if Mr. Chapdelaine terminates his employment with the Company for good reason (either a material reduction in his overall level of responsibility or the relocation of the Company's executive offices to a location that is more than 35 miles from Boston, Massachusetts, in each case without his consent) or due to a change in control of the Company, then the Company must continue to pay Mr. Chapdelaine his then-current base salary, payable monthly, during a one-year severance period, and Mr. Chapdelaine may not compete with the Company during that period.


         Mr. Chapdelaine's employment agreement also contains a non-competition provision that prohibits Mr. Chapdelaine from directly or indirectly competing with the Company as long as he is an employee of the Company and, in the case of his voluntarily termination or his termination by the Company for cause, for a period of two years thereafter. The agreement also contains confidentiality provisions that provide that Mr. Chapdelaine may not disclose proprietary information of the Company, other than in furtherance of the business of the Company or in response to a court order.

BONUS PROGRAM

         The Company has adopted an incentive program under which key contributors, selected by the Compensation Committee, will be paid cash bonuses. The aggregate amount of these bonuses will be based upon a formula related to the financial performance of the Company. Bonuses, if any, will be allocated by the Compensation Committee among the individual employees based upon their performance during the year.

STOCK OPTIONS

         The following table presents certain information concerning stock options held by the Named Executive Officers. No stock options were granted to or exercised by the Named Executive Officers during the last fiscal year.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                                                     Number of Shares of
                                                                     Common Stock
                                                                     Underlying              Value of Unexercised
                                                                     Unexercised Options     In-the-Money Options
                                                                     At April 28, 2002 (#)   at April 28, 2002 ($)
                          Shares Acquired        Value               Exercisable/            Exercisable/
Name                      on Exercise (#)        Realized ($)        Unexercisable           Unexercisable
----                      ---------------        ------------        -------------           -------------

George R. Chapdelaine,          0                    0                   124,173/0               N/A
CEO

Anthony Buccieri                0                    0                  63,900/6,000             N/A

Fran V. Ross                    0                    0                  63,900/6,000             N/A


COMPANY EQUITY COMPENSATION PLANS

         The Company presently maintains the 1994 Director Plan and a 1994 Employee Combination Stock Option Plan (the "1994 Employee Plan"), pursuant to which plans it may grant equity awards to eligible persons. The following table gives information about those two plans. The table does not include information about the 2002 Combination Stock Option and Share Award Plan discussed under Proposal No. 3.

                                (a)                          (b)                          (c)
                                                                                          Number of securities
                                                                                          remaining available for
                                Number of securities to be   Weighted-average exercise    future issuance under
                                issued upon exercise of      price of outstanding         equity compensation plans
                                outstanding options,         options, warrants and        (excluding securities
Plan category                   warrants and rights          rights                       reflected in column (a))
-------------                   --------------------------   -------------------------    -------------------------

Equity compensation plans
approved by security holders           862,146                      $1.08                        137,854

Equity compensation plans not
approved by security holders                 0                            0                            0

Total                                  862,146                      $1.08                        137,854

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company had subordinated debentures outstanding at April 28, 2002 consisted of convertible subordinated debentures in the amount of $1,500,000 bearing interest at 8% through 31 December, 1997; 10% through 31 December, 1998; 12% through 31 December 1999; and 14% through 2011, equivalent to a blended rate of at 13.2% annually, payable semi-annually and convertible into the Company's common stock at a conversion rate of $1.25 per share. The Company can redeem the convertible debentures under certain conditions. The debentures are due December 2011. A member of the board of directors of the Company received a fee equal to 5% of the proceeds as compensation for services in connection with this transaction.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors is comprised solely of non-employee directors. The Compensation Committee reviews and recommends to the Board of Directors the compensation of the Chief Executive Officer and each of the other executive officers of the Company.

         The objective of the Compensation Committee in determining the compensation of the Company's executive officers is to provide a base compensation which allows the Company to attract and retain experienced talent. The Compensation Committee's philosophy is to align the executive officers' interests with the success of the Company; therefore, the Committee has established bonus payments based on the Company's performance. The cash compensation for each executive officer consists of a base salary plus the potential for an annual performance bonus.

                                          Compensation Committee

                                          Roger Lipton
                                          Robert Karam


INDEPENDENT AUDITOR FEES

         Audit Fees. BDO Seidman, LLP billed the Company an aggregate of $106,000 for professional services rendered by BDO Seidman, LLP in connection with its audit of the Company's financial statements for the fiscal year ended April 28, 2002 and its review of the Company's quarterly reports on Form 10-QSB during fiscal 2002.


         Financial Information Systems Design and Implementation. During fiscal 2002, BDO Seidman, LLP did not directly or indirectly, operate, or supervise the operation of, the Company's information systems or manage the Company's local area network. Nor did BDO Seidman, LLP design or implement a hardware or software system that aggregates source data underlying the financial statements of the Company or generates information that is significant to the Company's financial statements taken as a whole.

         All Other Fees. BDO Seidman, LLP billed the Company an additional $39,700 for professional services rendered during fiscal 2002 for services not otherwise described above. These fees related to services traditionally provided by accountants, including work performed in connection with income tax services.

         The Company's Audit Committee considered the non-audit services rendered by BDO Seidman, LLP during fiscal 2002, as described under the caption "All Other Fees" above, and determined that such services were compatible with BDO Seidman's independence.

AUDIT COMMITTEE REPORT


         Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants the financial statements for the fiscal year ended April 28, 2002. The Audit Committee has also discussed with BDO Seidman, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, as required by the Independence Standards Board Standard No. 1, the Audit Committee has received and reviewed the required written disclosures and a confirming letter from BDO Seidman, LLP regarding their independence, and has independently discussed the matter with the auditors.

         Based on this review and discussion of the foregoing, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for Fiscal Year 2002 be included in the Company's Annual Report on Form 10-K for Fiscal Year ended April 28, 2002. Further, it recommended that BDO Seidman, LLP be engaged as the Company's independent accountants for the fiscal year ending April 27, 2003.


                                        Audit Committee

                                        Hugh Devine
                                        Robert Karam

                                   PROPOSAL 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         At the Meeting, the stockholders are being asked to ratify the selection of BDO Seidman, LLP as independent public accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending April 27, 2003. BDO Seidman, LLP has audited the Company's financial statements annually since 1994, and has served either the Company or its predecessor as independent public accountants for more than 19 years. The Board of Directors believes it is desirable and in the best interest of the Company to continue employment of that firm and recommends that stockholders ratify their appointment. The affirmative vote of a majority of the Company's Common Stock present in person or represented by proxy is required to ratify the appointment of BDO Seidman, LLP as the Company's independent public accountants. Action by stockholders is not required by law for the appointment of independent public accountants, but their appointment is submitted by the Board of Directors in order to give the stockholders a voice in the designation of accountants. If the appointment is not ratified by the stockholders, the Audit Committee will reconsider the choice of BDO Seidman, LLP as the Company's independent public accountants.

         A representative of BDO Seidman, LLP will be at the Meeting and will have an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 2 TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 27, 2003.

                                 PROPOSAL NO. 3

         APPROVAL OF 2002 COMBINATION STOCK OPTION AND SHARE AWARD PLAN

         At the Meeting, the stockholders are being asked to approve the 2002 Combination Stock Option and Share Award Plan (the "2002 Combination Plan"). The following is a summary description of the 2002 Combination Plan and is qualified in its entirety by reference to the text of the 2002 Combination Plan which is set forth as EXHIBIT A to this proxy statement.

DESCRIPTION OF THE PLAN

         The purpose of the 2002 Combination Plan is to provide an equity interest in the Company to the Company's directors, officers, employees, advisors and consultants so as to align their interests with those of stockholders.

         Under the 2002 Combination Plan, the Company may grant options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended ("incentive stock options"), other options which are not intended to so qualify ("nonqualified stock options") and awards of common stock without payment therefore ("award shares"). Incentive stock options may only be granted to persons who are key employees of the Company at the time of grant, which may include officers and directors who are also employees. Nonqualified stock options and award shares may be granted to persons who are officers, directors or employees of or consultants or advisors to the Company at the time of grant. Currently, there are approximately 160 persons who are officers, directors or employees of or consultants or advisors to the Company who may be determined to be eligible for grants of options award shares under the 2002 Combination Plan.

         The 2002 Combination Plan will be administered by the Compensation Committee of the Board of Directors. Subject to the terms of the 2002 Combination Plan, the Compensation Committee determines the persons to whom options or awards are granted, the number of shares covered by an option or award, the term of any option, and the time during which any option is exercisable or any restrictions on any award shares continues.

         If the 2002 Combination Plan is approved, a total of 500,000 shares of Common Stock will be reserved for issuance under that plan. The shares issued may include treasury shares, authorized but unissued shares and shares previously reserved for issuance upon exercise of options which have expired or terminated or shares awarded which have been forfeited. Shares subject to options that cease to be exercisable for any reason or shares awarded which have been forfeited will be available for subsequent grant under the plan.

         As of the date of this proxy statement, no options have been granted or awards made under the 2002 Combination Plan.

         Nonqualified stock options may be granted at an exercise price greater than or lesser than the fair market value of the Common Stock on the date of grant, in the discretion of the Compensation Committee. Incentive stock options, however, may not be granted at less than the fair market value of the Common Stock and may be granted to holders of more than 10% of the Common Stock only at an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash or, in the discretion of the Compensation Committee, (i) in shares of Common Stock which have been owned by the option holder for six months or more (valued at the fair market value at the date of exercise), (ii) by delivery of any other property valued at its fair market value at the time of exercise or (iii) by any combination of cash, Common Stock and other property. The Board may also grant awards entitling recipients to receive shares of Common Stock without payment therefor, upon such terms and conditions as the Board may determine, including without limitation restrictions or risks of forfeiture upon the happening of specified events.

         With respect to incentive stock options, to the extent that the aggregate fair market value of the Common Stock (measured at the time of grant) with respect to which incentive stock options are first exercisable by an employee during any calendar year under the 2002 Combination Plan and any other plan of the Company providing incentive stock options exceeds $100,000, such incentive stock options shall be treated as nonqualified options.

         Options and awards under the 2002 Combination Plan may not be granted after ten years from the date of stockholder approval of the 2002 Combination Plan. No option under the 2002 Combination Plan may be exercised subsequent to ten years from the date of grant (five years after the date of grant for incentive stock options granted to holders of more than 10% of the Common Stock). No incentive stock option granted pursuant to the 2002 Plan may be exercised more than three months after the option holder ceases to be an employee of the Company, except that in the event of death or permanent and total disability (as defined in the Internal Revenue Code of 1986, as amended and in effect on the date of this proxy statement (the "Code")) of the option holder, the option may be exercised by the holder of his estate for a period of up to one year after the date of such death or permanent total disability. Options granted under the 2002 Plan may not be assigned or transferred except as permitted in the discretion of the Compensation Committee.


         The 2002 Combination Plan may be amended by the Board of Directors subject to stockholders approval to the extent required by applicable law, regulation or rule of any stock market on which the Company's stock is traded. No amendment, suspension or termination of the 2002 Combination Plan, except as described in the 2002 Combination Plan, may adversely affect the rights of an option or award holder under the 2002 Combination Plan without the holder's consent.

         If approved, the 2002 Plan will replace the Company's 1994 Employee Plan and the 1994 Director Plan and no further options would be granted under those plans. Options to purchase an aggregate of 218,800 shares of Common Stock at prices ranging from $1.00 to $1.875 per share remain outstanding under the 1994 Employee Plan, and options to purchase an aggregate of 485,000 shares of Common Stock at prices ranging from $.62 to $2.38 remain outstanding under the 1994 Director Plan.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         The following general summary of the U.S. Federal income tax consequences of the issuance and exercise of options granted under the 2002 Combination Plan is based upon the provisions of the Code, current regulations promulgated and proposed thereunder, and existing administrative rulings of the Internal Revenue Service, all of which are subject to change (possibly with retroactive effect). It is not intended to be a complete discussion of all of the Federal income tax consequences of the plan or of all of the requirements that must be met in order to qualify for the described tax treatment.

         Nonqualified Options. A recipient of a nonqualified option generally will not recognize any taxable income until the option is exercised. At that time, subject to certain limited exceptions, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

         Upon a subsequent sale of shares acquired by the exercise of a nonqualified stock option, a recipient will recognize gain or loss equal to the difference between the selling price of the shares and their fair market value on the date of exercise. The gain or loss will be short-term or long-term depending upon how long the shares were held.

         The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary income recognized by option holders, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the option holder and timely filed with the IRS, and further provided that such deduction is reasonable and is not limited by applicable provisions of the Code, such as Sections 162(m), 212, or 280G.


         Incentive Stock Options. Incentive stock options granted under the 2002 Combination Plan are intended to qualify as incentive stock options under
Section 422 of the Code.

         A participant generally will not recognize taxable income upon the grant or exercise of an incentive stock option. If an option holder does not make a "disqualifying disposition" (as defined below), then the option holder will not recognize any taxable income until the shares are sold or exchanged, and any gain recognized upon such sale or exchange will be taxable as long-term capital gain. A "disqualifying disposition" means any disposition of shares acquired on the exercise of an incentive stock option where such disposition occurs within two years of the date the option was granted or within one year of the date the shares were transferred to the option holder.

         If the option holder makes a disqualifying disposition, then the difference between (a) the option exercise price and (b) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the price received upon disposition of the shares, will be taxable to the option holder as ordinary income. In the case of a gift or certain other transfers, the amount of taxable ordinary income is not limited to the gain that would have resulted from a sale. Instead, it is equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price.

         In the case of a disqualifying disposition, if the amount realized on disposition of the shares exceeds the fair market value of the shares on the date of exercise, the excess will be taxed as either long-term or short-term capital gain depending on the option holder's holding period of the shares.

         The Company will not be entitled to any deduction with respect to the grant or exercise of incentive stock options. In addition, no deduction will be allowed to the Company upon the disposition of stock acquired upon the exercise of an incentive stock option, unless the disposition is a disqualifying disposition. In the case of a disqualifying disposition, the Company generally will be entitled to a deduction at that time equal to the amount of compensation income that is recognized by the employee as a result of the disqualifying disposition, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the option holder and timely filed with the IRS, and further provided that such deduction is reasonable and is not limited by applicable provisions of the Code including
Section 162(m), 212, or 280G.

         Award Shares. A recipient of award shares that are not subject to a substantial risk of forfeiture (i.e., are fully vested) at the time of grant will recognize ordinary compensation income to the extent that the shares' fair market value at that time exceeds the price paid. Since the 2002 Combination Plan provides that no amount will be paid for award shares, the rest of this discussion assumes that fact. To the extent any award shares are granted subject to a substantial risk of forfeiture, requiring the recipient to perform substantial services for a period of time specified in the grant, the recipient would not recognize income at the time such award shares are issued (absent a Section 83(b) election, described below).

         In the case of shares granted subject to a substantial risk of forfeiture, absent a Section 83(b) election, the recipient would recognize ordinary compensation income at the time such shares vest. In that event, the recipient would recognize ordinary compensation income on the date the shares vest in an amount equal to the then fair market value of the shares that vest on that date. The recipient would have a tax basis in shares that vest equal to the amount of ordinary compensation income recognized with respect to those shares. The recipient's holding period would begin just after the shares vest.

         A recipient may make a Section 83(b) election with respect to shares subject to a substantial risk of forfeiture. A recipient of award shares who makes a Section 83(b) election will recognize ordinary compensation income at the time the shares are issued and not when they vest. The amount of such income would equal to the fair market value of the shares at the time of issuance. In that event, the recipient's tax basis in the shares would equal the fair market value of the award shares on the date issued, and the holding period would begin just after such date. Any subsequent appreciation that is recognized would constitute capital gain rather than ordinary compensation income, and would be long-term capital gain to the extent the holding period was longer than twelve months at the time of the sale or exchange.

         The Company generally will be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary compensation income recognized by recipients of award shares, provided that the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is both timely provided to the recipient and timely filed with the IRS, and further provided that the deduction is reasonable and is not limited by applicable provisions of the Code, including section 162(m), 212, or 280G. Accordingly, the amount and timing of the Company's deductions with respect to award shares granted will depend upon the extent to which such shares are (and remain) subject to a substantial risk of forfeiture and the extent to which Section 83(b) elections are made by recipients with respect to award shares that are not vested at the time of grant.

         The Board of Directors recommends a vote FOR Proposal No. 3 to approve the 2002 Combination Stock Option and Share Award Plan.


OTHER MATTERS

VOTING PROCEDURES

         The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. The six nominees for the Board of Directors of the Company who receive the greatest number of votes cast at the Meeting will be elected directors of the Company. The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Meeting and entitled to vote is required for approval of Proposal No.'s 2 and 3. Abstentions will have no effect on the outcome of a vote for the election of directors, but will have the effect of being cast against Proposals 2 and 3, even though the stockholder so abstaining intends a different interpretation. Shares of common stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum, and will not be voted on any matter. Shares of common stock held of record by brokers who return a signed and dated proxy but fail to vote (a "broker nonvote") on the election of directors or any of the other proposals will count towards the quorum but will have no effect on the proposals not voted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Reporting persons are also required to furnish the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely on the Company's review of the copies of Forms 3, 4 and 5 which it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its directors, executive officers, and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended April 28, 2002.

OTHER PROPOSED ACTION

         The Board of Directors knows of no other matters that may come before the Meeting other than the election of directors and the ratification of BDO Seidman, LLP as auditors for the fiscal year 2003 and the approval of the 2002 Combination Stock Option and Share Award Plan. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

STOCKHOLDER PROPOSALS

         Proposals which stockholders intend to present at the Company's 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act of 1934, and wish to have included in the Company's proxy materials must be received by the Company no later than April 12, 2003. If a proponent fails to notify the Company by June 28, 2003 of a non-Rule 14a-8 shareholder proposal which it intends to submit at the Company's 2003 Annual Meeting of Stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.


INCORPORATION BY REFERENCE

         To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of the Proxy Statement entitled "Audit Committee Report" and "Compensation Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

         The Company's Annual Report on Form 10-K for the fiscal year ended April 28, 2002, is being mailed with this proxy statement to stockholders entitled to notice of the meeting. The consolidated financial statements, unaudited selected quarterly data and management's discussion and analysis of financial condition and results of operations included in the annual report are incorporated by reference herein.

         The Company will provide each beneficial owner of its securities which did not receive it as part of this mailing a copy of an annual report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission for the Company's most recent fiscal year, without charge, upon receipt of a written request from such person. Such request should be sent to Investor Relations, Boston Restaurant Associates, Inc., 999 Broadway, Suite 400, Saugus, Massachusetts 01906.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.


                                   By Order of the Board of Directors

                                   GORDON R. PENMAN, Secretary

Boston, Massachusetts
August 12, 2002

                                                                      EXHIBIT A


                       BOSTON RESTAURANT ASSOCIATES, INC.
               2002 COMBINATION STOCK OPTION AND SHARE AWARD PLAN

         1. Purpose and Eligibility. The purpose of this 2002 Combination Stock Option and Share Award Plan (the "Plan") of Boston Restaurant Associates, Inc., a Delaware company (the "Company") is to provide equity interests in the Company to (a) employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, and (b) any other Person who is determined by the Board to have made (or is expected to make) contributions to the Company as an economic incentive to more closely align the interests of those persons with interests of the stockholders.

         2. Definitions.

         "Acquisition" means (i) any merger, business combination, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction), or (ii) any sale of all or substantially all of the capital stock or assets of the Company (other than in a spin-off or similar transaction).

         "Award" means any Option or Award Share awarded under the Plan.

         "Award Share" means a share of Common Stock awarded to a Participant without payment therefore.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time and any regulations promulgated thereunder.

         "Committee" means any committee of directors appointed by the Board to administer the Plan satisfying the requirements of Section 3(b) hereof.

         "Common Stock" or "Stock" means the Common Stock, par value $.1 per share, of the Company.

         "Company" means Boston Restaurant Associates, Inc., a Delaware corporation, but for purposes of eligibility under the Plan, shall include any of its present or future subsidiary corporations, as defined in Section 424(f) of the Code (a "Subsidiary"), and any future parent corporation, as defined in
Section 424(e) of the Code.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         "Employee" for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means the fair market value as determined in accordance with Section 5(i).

         "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 5(b) which is intended to meet the requirements of Section 422 of the Code, or any successor provision.

         "Nonqualified Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 5 which is not intended to be an Incentive Stock Option or which for any reason fails to qualify as an Incentive Stock Option under Section 422.

         "Option" means an Incentive Stock Option or a Nonqualified Stock
Option.

         "Participant" means any person selected by the Board to receive an Award under the Plan.

         3. Administration.

                  (a) Administration of Plan. The Plan will be administered by the Board of Directors, except that it may delegate its authority to a committee of the Board satisfying the provisions of paragraph (b) below and may grant specific authority over certain matters to officers under paragraph (c) below. The Board or committee so appointed shall have the authority, in its sole discretion, but subject to any express limitations in this Plan, to do the following: (i) determine those persons to receive Awards; (ii) grant and amend Awards; (iii) interpret any provisions of the Plan and any Award; (iv) initiate an option exchange program; and (v) make all other determinations which, in its judgment, are necessary or desirable for the administration and interpretation of the Plan. In furtherance of the foregoing, the Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award, to the extent it shall deem appropriate to carry out of the purposes of the Plan or any Award, and it shall be the sole and final judge of such appropriateness. All decisions by the Board shall be final and binding on all interested persons.

                  (b) Delegation to Board Committee. The Board may delegate all of its powers under this Plan, except only the power to amend the Plan and the power to grant Awards to a director, to a committee of directors appointed by the full Board, provided that any committee so appointed shall be so constituted as to comply with any requirements of the Code, the Exchange Act or the rules or listing requirements of any securities exchange or automated quotation system on which the Company's securities are then listed with respect to the action taken by the committee.

                  (c) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

                  (d) Applicability of Section Rule 16b-3. The Plan shall be administered in a manner consistent the rules promulgated under Section 16 the Exchange Act, or any successor rules, such that all Awards hereunder shall be exempt under such rule to the maximum extent possible. Those provisions of the Plan which make express reference to Rule 16b-3 or any other rule under Section 16 or which are required in order for transactions to qualify for exemption under such rules shall apply only to such persons as are subject to the reporting requirements Section 16(a) of the Exchange Act.

                  (e) Applicability of Section 162 (m). Those provisions of the Plan which are required by or make express reference to Section 162 (m) of the Code, or any successor section of the Code ("Section 162 (m)") shall apply only upon the Company's becoming a company that is subject to Section 162 (m). Notwithstanding any provisions in this Plan to the contrary, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162 (m) to fail to so qualify under Section 162 (m).

         4. Stock Available for Awards.

                  (a) Number of Shares. Subject to adjustment under Section 4(c), the aggregate number of shares of Common Stock that may be issued pursuant to the Plan is 500,000. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or of treasury shares.

                  (b) Per-Participant Limit. Subject to adjustment under Section 4(c), no Participant may be granted Awards during any one fiscal year to purchase more than 50,000 shares of Common Stock.

                  (c) Adjustment to Common Stock. In the event of any stock split, reverse stock split stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, then (i) the number and class of securities available for Awards under the Plan, (ii) the per-Participant share limit, (iii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option or other Award, and (iv) the repurchase price per security of any security subject to repurchase each shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate to maintain the intended benefits of this Plan and any Award. If Section 8 applies for any event, then this Section 4(c) shall not be applicable.

         5. Options.

                  (a) General. The Board may grant Options to purchase Common Stock and may determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws.

                  (b) Incentive Stock Options. An Option that the Board intends to be an Incentive Stock Option, shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option for any reason does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a Nonqualified Stock Option.

                  (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under this Plan and any other incentive stock option plans of the Company which are intended to qualify as Incentive Stock Options under the Code shall not qualify as Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

                  (d) Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable agreement for that Option. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, then the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant.

                  (e) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option award agreement; provided, that the term of any Incentive Stock Option may not be for more than 10 years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Option shall be no longer than five years from the date of grant.

                  (f) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person, together with payment in full as specified in paragraph (g) below or the option agreement for the number of shares for which the Option is exercised.

                  (g) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment, as permitted by the Board in its sole or absolute discretion:

                      (i) by check payable to the order of the Company;

                      (ii) by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

                      (iii) to the extent explicitly provided in the applicable option agreement, by delivery of shares of Common Stock owned by the Participant for at least six months, valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement);

                      (iv) by delivery to the Company of a promissory note of the Participant, with full recourse against the Participant (provided that the Participant makes payment of an amount equal to not less than the par value of the shares so purchased by check); or

                      (v) payment of such other lawful consideration as the Board may determine.

         Except as otherwise expressly set forth in an Option award agreement or instrument, the Board shall have no obligation to accept consideration other than cash. In particular, unless the Board expressly so provides, in no event will the Company accept the delivery of shares of Common Stock that have not been owned by the participant at least six months prior to the exercise. The Fair Market Value of any shares of the Company's Common Stock or the fair market value of non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board.

                  (h) Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "fair market value" shall mean (i) if the Common Stock is listed on any established stock exchange or a automated quotation system which provides sale reporting (including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market), its fair market value shall be the last reported sales price for such stock on that date or, if no sales were reported on that date, the closing bid on that date as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) if not so listed, the average of the closing bid and asked prices last quoted by any established quotation service for over-the-counter securities. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

          6. Award Shares. The Board may grant Awards entitling recipients to receive shares of Common Stock without payment therefor, under such terms and upon such conditions as the Board may determine, including, without limitation, the grant of shares based upon conditions such the right of the Company to repurchase all or part of such Award Shares from the Participant at a nominal price in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the restriction period established by the Board for such Award ( a "Restricted Share Award"). The Board may require that any stock certificates issued in respect of a Restricted Share Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board

         7. General Provisions Applicable to Awards.

                  (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that Nonqualified Options may be transferred pursuant to a qualified domestic relations order (as defined in Rule 16b-3 under the Exchange Act) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the option which are applicable to the optionee. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

                  (b) Documentation. Each Award under the Plan shall be evidenced by a written agreement or instrument in such form as the Board thereof shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

                  (c) Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and Participants need not be treated uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the granting authority at the time of award or at any time thereafter.

                  (d) Additional Award Provisions. The Board may, in its sole discretion, include additional provisions in any Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of options, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

                  (e) Acceleration, Extension, Etc. of Awards. The Board may, in its sole discretion, and in all instances subject to any relevant tax or accounting considerations which may adversely affect the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised or the dates on which any restrictions or risks of forfeiture on any Share Awards may expire, or (ii) extend the period during which all or any particular Options or Awards granted under the Plan may be exercised.

                  (f) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other relationship to the Company of a Participant, and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law, including the provisions of the Code related to Incentive Stock Options.

                  (g) Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonqualified Stock Option, provided that the Participant's consent to such action shall be required except (i) to the extent otherwise provided in Section 8 and (ii) if the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

                  (h) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares of capital stock previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

                  (i) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

         8. Adjustments Upon Acquisitions.

                  (a) Adjustment of Awards Upon Acquisition of Company. Unless otherwise expressly provided in the applicable Option or Award, upon the occurrence of an Acquisition of the Company, the Board (or for purposes of this Section 8, the board of directors of the surviving or acquiring entity) shall, as to outstanding Awards (on the same basis or on different bases, as the Board or board of directors of the surviving or acquiring entity shall specify), make appropriate provision for such Awards by either (i) the continuation of such Awards by the Company if it survives the transaction, or (ii) the assumption of such Awards by the surviving or acquiring entity, or (iii) the exchange of all Awards for the right to participate in any stock option or other employee benefit plan of any successor corporation, or (iv) substitution on an equitable basis for the shares then subject to such Awards either (A) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, or (B) shares of stock of the surviving or acquiring corporation or (C) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition.

                  (b) Additional Discretionary Adjustments. In addition to the adjustment under paragraph (a) above, the Board (or the board of directors of any entity assuming the obligations of the Company hereunder) may, in its sole discretion (i) accelerate the date of exercise of any Options or of any installment of any such Options or the expiration of any restriction or risk of forfeiture in accordance with Section 7, or (ii) provide for the termination of any such Awards immediately prior to the consummation of the Acquisition, or
(iii) provide that if any Participant who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Acquisition is terminated "without cause" or terminates his or her own employment for good reason prior to the first anniversary of the consummation of the Acquisition, then all Awards held by such Participant shall be fully vested.

                  (c) Company Assumption of Options Upon Certain Events. In connection with a merger into, or consolidation of another entity with, the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

                  (d) Parachute Payments and Parachute Awards. Notwithstanding the provisions of paragraph (a) above and subject to the terms of any other agreement between the Company and the Participant, if, in connection with an Acquisition, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Acquisition, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under
Section 280G of the Code. All determinations required to be made under this
Section 8(d) shall be made by the Company.

         9. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issues upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         10. No Exercise of Option if Employment Terminated for Cause

         (a) Authority to Terminate. If the employment of any employee-Participant is terminated "for cause," the Board may determine to terminate any Award on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever. In making such determination, the Board shall act fairly and in utmost good faith. The Board may, in its discretion, waive or modify the provisions of this Section with respect to any individual Participant based upon the facts and circumstances of any particular situation.

         (b) "Cause" Defined. For purposes of this Section 10, unless otherwise defined in any employment agreement between the Company and the employee-Participant, "cause" means conduct (as determined by the Board) involving one or more of the following: (i) gross misconduct or inadequate performance by the Participant which is injurious to the Company; or (ii) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (iii) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company); (iv) the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (v) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the Company to break a contract with the Company or to decline to do business with the Company; or (vi) the conviction or a plea of nolo contendre by the Participant or (vii) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (viii) the failure of the Participant to perform in a material respect his or her employment obligations without proper justification.

         11. Non-employee Directors. Notwithstanding any other provisions hereof, any decision to grant Awards to any employee or non-employee director shall be made by the full Board of Directors.

         12. Miscellaneous.

                  (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

                  (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

                  (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, subject to paragraph
(e) below. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

                  (d) Amendment of Plan. This Plan may be amended by the Board, subject to paragraph (e) below.

                  (e) Stockholder Approval. To the extent required by (i) the Code, (ii) the rules under Section 16 of the Exchange Act, (iii) rules of any stock exchange or automated quotation system on which the Company's securities are then listed, or (iv) as otherwise required by law, the initial adoption of this Plan or any amendment to this Plan shall be subject to approval by the stockholders. Any such approval shall be obtained within the time required by such law or rule. Any stockholder approval of this Plan or any amendment so required shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders, unless a greater vote is required by state law, or the law or rule requiring stockholder approval, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent in lieu of meeting to the extent permitted by applicable state law.

                  (f) Indemnity. Neither the Board nor any committee or officer administering this Plan, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify and hold harmless each such person in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

         (g) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company (Delaware), without regard to any applicable conflicts of law.



Adopted by the Board of Directors on:  1 August, 2002
Approved by the stockholders on:

PROXY                BOSTON RESTAURANT ASSOCIATES, INC.               PROXY
                      ANNUAL MEETING OF STOCKHOLDERS

    The undersigned hereby appoints George R. Chapedelaine or Gordon R. Penman attorney and proxy to represent the undersigned at the Annual Meeting of Stockholders (the "Meeting") of Boston Restaurant Associates, Inc. (the "Company") to be held on Friday, September 20, 2002, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSAL NO. 2 AS DESCRIBED IN THE NOTICE OF AND PROXY STATEMENT FOR THE MEETINGS.

                Continued, and to be signed, on reverse side
       (Please fill in the reverse side and mail in enclosed envelope)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                        ANNUAL MEETING OF STOCKHOLDERS
                      BOSTON RESTAURANT ASSOCIATES, INC.

                              SEPTEMBER 20, 2002



                Please Detach and Mail in the Envelope Provided


A  [X]  Please mark your
        votes as in this
        example.

                                                     WITHHOLD
                              FOR (all nominees      AUTHORITY
                              except as marked      to vote for
                                to contrary)        all nominees

1. Election of Directors            [ ]                  [ ]

(INSTRUCTION: To withhold authority to vote         NOMINEES:
for any individual nominee, write that                George R. Chapadelaine
nominee's name in the space provided below.)          Hugh Devine
                                                      Robert Karam
                                                      Roger Lipton
--------------------------------------------          John P. Polcari, Jr.
                                                      Lucille Salhany


                                                FOR       AGAINST      ABSTAIN
2. To ratify the appointment of BDO Seidman,    [ ]         [ ]          [ ]
   LLP as auditors for fiscal year 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.

3. To approve the 2002 Combination Stock       [ ]         [ ]          [ ]
   Option and Share Award Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL.



Signature _________________ Date:______  Signature ________________ Date:______

NOTE: (Signature should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.)